FOR IMMEDIATE RELEASE

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary W. Hanson
(602) 286-1530	(602) 286-1777

Michelle Clemente
(602) 286-1533

WESTERN REFINING REPORTS FOURTH QUARTER AND FULL YEAR 2014 RESULTS

• Net income of $1.33 per diluted share; $1.19 per diluted share, excluding special items
• Completed the sale of Wholesale business to WNRL for $360 million
• Returned $424 million in cash to shareholders in fourth quarter

EL PASO, Texas - February 26, 2015 - Western Refining, Inc. (NYSE: WNR) today reported fourth quarter 2014 net income of $116.8 million, or $1.19 per diluted share, excluding special items. This compares to fourth quarter 2013 net income of $57.3 million, or $0.60 per diluted share, excluding special items. Including special items, the Company recorded fourth quarter 2014 net income attributable to Western Refining, Inc. of $130.9 million, or $1.33 per diluted share as compared to net loss of $7.3 million, or $(0.09) per diluted share for the fourth quarter of 2013. The special items for the fourth quarter of 2014 primarily included a non-cash lower of cost or market inventory adjustment of $78.6 million and a non-cash unrealized pre-tax hedging gain of $58.1 million. A reconciliation of reported earnings and description of special items can be found in the accompanying financial tables. Western's consolidated financial results include the results of both Western Refining Logistics, LP (NYSE: WNRL) and Northern Tier Energy LP (NYSE: NTI).
Western recorded full year 2014 net income attributable to Western Refining, Inc. of $559.9 million, or $5.61 per diluted share compared to full year 2013 net income of $276.0 million, or $2.79 per diluted share.
Jeff Stevens, Western's President and Chief Executive Officer, said, "Western had a very successful 2014. We improved the safety and reliability at both the El Paso and Gallup refineries, realized significant synergies from our Northern Tier investment, and continued to grow WNRL. In addition, in 2014 we returned $553.0 million through dividends and share repurchases to our shareholders."
Stevens concluded, "We successfully executed our 2014 strategic plan and are well-positioned for positive growth in a volatile crude oil pricing environment. Our 2015 goals are focused on continuing to improve the safety, environmental, and reliability performance of our business while increasing operating efficiencies and containing costs. We are committed to continuing to return cash to our shareholders."
Conference Call Information
A conference call is scheduled for Thursday, February 26, 2015, at 10:00 am ET to discuss Western's financial results for the fourth quarter and full year ended December 31, 2014. A slide presentation will be available for reference during the conference call. The call, press release, and slide presentation can be accessed on the Investor Relations section on Western's website, www.wnr.com. The call can also be heard by dialing (866) 566-8590 or (702) 224-9819, passcode: 55203854. The audio replay will be available two hours after the end of the call through March 12, 2015, by dialing (800) 585-8367 or (404) 537-3406, passcode: 55203854.

Non-GAAP Financial Measures
In a number of places in the press release and related tables, we have excluded from GAAP measures certain income and expense items. The excluded items are generally non-cash in nature, however, other items that have a cash impact, such as gains or losses on disposal of assets or significant costs to exit an activity are also excluded. We believe it is useful for investors and financial analysts to understand our financial performance excluding such items so that they can see the operating trends underlying our business. Readers of this press release should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP.
About Western Refining
Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. The refining segment operates refineries in El Paso and Gallup, New Mexico. The retail segment includes retail service stations, convenience stores, and unmanned fleet fueling locations in Arizona, Colorado, New Mexico, and Texas.
Western Refining, Inc. owns the general partner and approximately 66% of the limited partnership interest of Western Refining Logistics, LP (NYSE:WNRL). Western Refining, Inc. also owns the general partner and approximately 38% of the limited partnership interest in Northern Tier Energy LP (NYSE:NTI).
More information about Western Refining is available at www.wnr.com.
Cautionary Statement on Forward-Looking Statements
This press release contains forward-looking statements covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about: our positioning for positive growth; the volatility of the crude oil pricing environment; our focus on safety, environmental, and reliability performance of our business; our ability to increase operating efficiencies and contain costs; and our commitment to return cash to our shareholders. These statements are subject to the general risks inherent in the Company's business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized, or otherwise materially affect our financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western's business is contained in its filings with the Securities and Exchange Commission. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Consolidated Financial Data
We report our operating results in four business segments: refining, NTI, WNRL and retail.

•
Our refining segment owns and operates two refineries in the Southwest that process crude oil and other feedstocks primarily into gasoline, diesel fuel, jet fuel and asphalt. We market refined products to a diverse customer base including wholesale distributors and retail chains. The refining segment also sells refined products in the Mid-Atlantic region and Mexico.

•	NTI owns and operates refining and transportation assets and operates and supports retail convenience stores primarily in the Upper Great Plains region of the U.S.

•
WNRL owns and operates terminal, storage, transportation and provides related services primarily to our refining segment in the Southwest. The WNRL segment also includes wholesale assets consisting of a fleet of crude oil and refined product truck transports and wholesale petroleum product operations in the Southwest region. WNRL receives its product supply from the refining segment and third-party suppliers.

•
Our retail segment operates retail convenience stores and unmanned commercial fueling fleet locations located in the Southwest. The retail convenience stores sell gasoline, diesel fuel and convenience store merchandise.

The following tables set forth our unaudited summary historical financial and operating data for the periods indicated below:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013 (4)	2014	2013 (4)
	(In thousands, except per share data)
Statements of Operations Data
Net sales (1)	$3,024,816	$3,022,281	$15,153,573	$10,086,070
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	2,448,502	2,728,532	12,719,963	8,690,222
Direct operating expenses (exclusive of depreciation and amortization) (1)	230,639	164,641	850,634	523,836
Selling, general and administrative expenses	55,442	52,252	226,020	137,031
Affiliate severance costs	—	—	12,878	—
Loss (gain) on disposal of assets, net	7,591	2,035	8,530	(4,989)
Maintenance turnaround expense	140	4,151	48,469	50,249
Depreciation and amortization	49,398	38,638	190,566	117,848
Total operating costs and expenses	2,791,712	2,990,249	14,057,060	9,514,197
Operating income	233,104	32,032	1,096,513	571,873
Other income (expense):
Interest income	289	205	1,188	746
Interest expense and other financing costs	(20,336)	(21,939)	(89,276)	(68,040)
Amortization of loan fees	(1,718)	(1,899)	(7,786)	(6,541)
Loss on extinguishment of debt	—	(1)	(9)	(46,773)
Other, net	2,397	1,822	2,046	2,214
Income before income taxes	213,736	10,220	1,002,676	453,479
Provision for income taxes	(69,285)	6,012	(292,604)	(153,925)
Net income	144,451	16,232	710,072	299,554
Less net income attributed to non-controlling interest	13,516	23,560	150,146	23,560
Net income (loss) attributable to Western	$130,935	$(7,328)	$559,926	$275,994
Basic earnings (loss) per share	$1.34	$(0.09)	$6.17	$3.35
Diluted earnings (loss) per share (2)	$1.33	$(0.09)	$5.61	$2.79
Weighted average basic shares outstanding	98,029	79,720	90,708	82,248
Weighted average dilutive shares outstanding	98,172	79,720	101,190	104,904

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013 (4)	2014	2013 (4)
	(In thousands)
Cash Flow Data
Net cash provided by (used in):
Operating activities	$243,575	$91,740	$737,633	$441,153
Investing activities	(238,828)	(755,563)	(380,864)	(895,885)
Financing activities	(223,742)	760,752	(393,680)	468,835
Capital expenditures	76,017	57,888	223,271	205,677
Cash distributions received by Western from:
NTI	$35,623	$—	$96,537	$—
WNRL	9,833	—	35,043	—
Other Data
Adjusted EBITDA (3)	$313,421	$179,494	$1,231,443	$754,839
Balance Sheet Data (at end of period)
Cash and cash equivalents			$431,159	$468,070
Restricted cash			167,009	—
Working capital			754,762	448,667
Total assets			5,665,416	5,512,965
Total debt and lease financing obligation			1,548,026	1,411,517
Total equity			2,787,644	2,570,587

(1)
Excludes $902.9 million, $4,390.7 million, $1,024.8 million, and $4,277.8 million of intercompany sales; $898.6 million, $4,374.1 million, $1,020.7 million, and $4,265.0 million of intercompany cost of products sold; and $4.3 million, $16.6 million, $4.1 million and $12.8 million, of intercompany direct operating expenses for the three and twelve months ended December 31, 2014 and 2013, respectively.

(2)
Our computation of diluted earnings (loss) per share includes our Convertible Senior Unsecured Notes and any unvested restricted shares and share units. If determined to be dilutive to period earnings, these securities are included in the denominator of our diluted earnings per share calculation. For purposes of the diluted earnings (loss) per share calculation, we assumed issuance of 0.1 million restricted share units for both the three and twelve months ended December 31, 2014 and assumed issuance of 10.3 million shares related to our Convertible Senior Notes for the twelve months ended December 31, 2014. Our Convertible Senior Notes and our restricted shares and share units were determined to be anti-dilutive for the three months ended December 31, 2013 and as such were not included in our computation of diluted earnings (loss) per share. We assumed issuance of 0.2 million restricted shares and share units and assumed issuance of 22.5 million shares related to the Convertible Senior Notes for the twelve months ended December 31, 2013.

(3)
Adjusted EBITDA represents earnings before interest expense and other financing costs, amortization of loan fees, provision for income taxes, depreciation, amortization, maintenance turnaround expense, and certain other non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under United States generally accepted accounting principles ("GAAP"). Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA), and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance.

Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures, or contractual commitments;

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and

•	Adjusted EBITDA, as we calculate it, may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. The following table reconciles net income (loss) to Adjusted EBITDA for the periods presented:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013 (4)	2014	2013 (4)
	(In thousands)
Net income (loss) attributable to Western	$130,935	$(7,328)	$559,926	$275,994
Net income attributed to non-controlling interest	13,516	23,560	150,146	23,560
Interest expense and other financing costs	20,336	21,939	89,276	68,040
Amortization of loan fees	1,718	1,899	7,786	6,541
Provision for income taxes	69,285	(6,012)	292,604	153,925
Depreciation and amortization	49,398	38,638	190,566	117,848
Maintenance turnaround expense	140	4,151	48,469	50,249
Loss (gain) on disposal of assets, net	7,591	2,035	8,530	(4,989)
Loss on extinguishment of debt	—	1	9	46,773
Net change in lower of cost or market inventory reserve	78,554	—	78,554	—
Unrealized loss (gain) on commodity hedging transactions	(58,052)	100,611	(194,423)	16,898
Adjusted EBITDA	$313,421	$179,494	$1,231,443	$754,839

Adjusted EBITDA by Reporting Entity:
Western Adjusted EBITDA	$170,235	$118,067	$763,829	$693,412
NTI Adjusted EBITDA	118,260	49,829	397,061	49,829
WNRL Adjusted EBITDA	24,926	11,598	70,553	11,598
Adjusted EBITDA	$313,421	$179,494	$1,231,443	$754,839

	Three Months Ended
	December 31,
	2014			2013 (4)
	Western	WNRL	NTI	Western	WNRL	NTI
	(Unaudited)
	(In thousands)
Net income (loss) attributable to Western Refining, Inc.	$111,475	$12,458	$7,002	$(26,492)	$5,572	$13,592
Net income attributable to non-controlling interest	—	6,361	7,155	—	2,956	20,604
Interest expense and other financing costs	12,399	1,154	6,783	16,866	190	4,883
Amortization of loan fees	1,586	132	—	1,790	109	—
Provision for income taxes	69,165	120	—	(6,107)	95	—
Depreciation and amortization	25,205	4,478	19,715	25,222	2,676	10,740
Maintenance turnaround expense	140	—	—	4,151	—	—
Loss on disposal of assets, net	7,359	223	9	2,025	—	10
Loss on extinguishment of debt	—	—	—	1	—	—
Net change in lower of cost or market inventory reserve	4,883	—	73,671	—	—	—
Unrealized loss (gain) on commodity hedging transactions	(61,977)	—	3,925	100,611	—	—
Adjusted EBITDA	$170,235	$24,926	$118,260	$118,067	$11,598	$49,829

	Twelve Months Ended
	December 31,
	2014			2013 (4)
	Western	WNRL	NTI	Western	WNRL	NTI
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$436,300	$34,787	$88,839	$256,830	$5,572	$13,592
Net income attributable to non-controlling interest	—	18,205	131,941	—	2,956	20,604
Interest expense and other financing costs	64,082	1,836	23,358	62,967	190	4,883
Amortization of loan fees	7,263	523	—	6,432	109	—
Provision for income taxes	292,145	459	—	153,830	95	—
Depreciation and amortization	99,502	14,520	76,544	104,432	2,676	10,740
Maintenance turnaround expense	48,469	—	—	50,249	—	—
Loss (gain) on disposal of assets, net	8,399	223	(92)	(4,999)	—	10
Loss on extinguishment of debt	9	—	—	46,773	—	—
Net change in lower of cost or market inventory reserve	4,883	—	73,671	—	—	—
Unrealized loss (gain) on commodity hedging transactions	(197,223)	—	2,800	16,898	—	—
Adjusted EBITDA	$763,829	$70,553	$397,061	$693,412	$11,598	$49,829

(4)
The information presented includes the results of operations of NTI beginning November 12, 2013, the consummation date of the purchase transactions. Additionally, the information presented includes the financial results for WNRL from the period beginning October 16, 2013.

Consolidating Financial Data
The following tables set forth our consolidating historical financial data for the periods presented below.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands, except per share data)
Operating Income (Loss)
Western, excluding WNRL and NTI	$194,400	$(14,243)	$799,493	$525,598
WNRL (1)	20,210	8,917	55,791	8,917
NTI (2)	18,494	37,358	241,229	37,358
Operating income	$233,104	$32,032	$1,096,513	$571,873
Depreciation and Amortization
Western, excluding WNRL and NTI	$25,205	$25,222	$99,502	$104,432
WNRL (1)	4,478	2,676	14,520	2,676
NTI (2)	19,715	10,740	76,544	10,740
Depreciation and amortization expense	$49,398	$38,638	$190,566	$117,848
Capital Expenditures
Western, excluding WNRL and NTI	$60,478	$47,194	$161,968	$194,983
WNRL (1)	4,983	2,810	16,408	2,810
NTI (2)	10,556	7,884	44,895	7,884
Capital expenditures	$76,017	$57,888	$223,271	$205,677
Balance Sheet Data (at end of period)
Cash and cash equivalents
Western, excluding WNRL and NTI			$289,007	$298,256
WNRL			54,298	84,000
NTI			87,854	85,814
Cash and cash equivalents			$431,159	$468,070
Total debt
Western, excluding WNRL and NTI			$894,500	$1,108,238
WNRL			269,000	—
NTI			357,037	278,369
Total debt			$1,520,537	$1,386,607
Total working capital
Western, excluding WNRL and NTI			$501,034	$256,262
WNRL			50,081	85,182
NTI			203,647	107,223
Total working capital			$754,762	$448,667

(1)
WNRL financial data represents financial results for the period beginning October 16, 2013 through December 31, 2014, and includes the financial results of WNRL wholesale beginning October 15, 2014 through December 31, 2014.

(2)	NTI financial data represents financial results for the period beginning November 12, 2013 through December 31, 2014.

Refining

El Paso and Gallup Refineries and Related Operations

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands, except per barrel data)
Statement of Operations Data:
Net sales (including intersegment sales) (1)	$1,918,993	$2,218,723	$9,485,734	$8,866,162
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (6)	1,596,601	2,104,009	8,175,332	7,828,695
Direct operating expenses (exclusive of depreciation and amortization)	81,359	71,844	306,583	254,087
Selling, general and administrative expenses	6,770	8,432	28,470	26,451
(Gain) loss on disposal of assets, net	7,427	2,025	8,202	(4,999)
Maintenance turnaround expense	140	4,151	48,469	50,249
Depreciation and amortization	21,581	19,878	81,726	75,346
Total operating costs and expenses	1,713,878	2,210,339	8,648,782	8,229,829
Operating income	$205,115	$8,384	$836,952	$636,333
Key Operating Statistics
Total sales volume (bpd) (2)	222,479	184,790	217,640	176,653
Total refinery production (bpd)	156,637	154,908	152,942	147,793
Total refinery throughput (bpd) (3)	158,231	157,252	155,019	150,429
Per barrel of throughput:
Refinery gross margin (4) (6)	$22.13	$7.99	$23.11	$18.89
Direct operating expenses (5)	5.59	5.14	5.42	5.69
Mid-Atlantic sales volume (bbls)	1,705	2,556	8,588	9,734
Mid-Atlantic margin per barrel	$0.12	$(0.30)	$0.32	$0.47
El Paso and Gallup Refineries

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Key Operating Statistics
Refinery product yields (bpd):
Gasoline	83,869	81,821	79,279	78,568
Diesel and jet fuel	62,370	62,852	63,359	59,580
Residuum	4,763	5,616	5,121	5,445
Other	5,635	4,619	5,183	4,200
Total refinery production (bpd)	156,637	154,908	152,942	147,793
Refinery throughput (bpd):
Sweet crude oil	123,414	124,460	121,514	117,289
Sour or heavy crude oil	25,922	24,907	25,113	25,195
Other feedstocks and blendstocks	8,895	7,885	8,392	7,945
Total refinery throughput (bpd) (3)	158,231	157,252	155,019	150,429

El Paso Refinery

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Key Operating Statistics
Refinery product yields (bpd):
Gasoline	66,253	66,323	62,252	61,893
Diesel and jet fuel	53,285	56,244	54,501	52,600
Residuum	4,763	5,616	5,121	5,445
Other	4,191	3,858	3,740	3,442
Total refinery production (bpd)	128,492	132,041	125,614	123,380
Refinery throughput (bpd):
Sweet crude oil	97,874	101,538	96,384	93,654
Sour crude oil	25,922	24,907	25,113	25,195
Other feedstocks and blendstocks	5,828	7,278	5,739	6,488
Total refinery throughput (bpd) (3)	129,624	133,723	127,236	125,337
Total sales volume (bpd) (2)	140,299	148,437	139,216	141,894
Per barrel of throughput:
Refinery gross margin (4) (6)	$14.99	$13.85	$18.34	$18.74
Direct operating expenses (5)	4.55	3.97	4.37	4.30
Gallup Refinery

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Key Operating Statistics
Refinery product yields (bpd):
Gasoline	17,616	15,498	17,027	16,675
Diesel and jet fuel	9,085	6,608	8,858	6,980
Other	1,444	761	1,443	758
Total refinery production (bpd)	28,145	22,867	27,328	24,413
Refinery throughput (bpd):
Sweet crude oil	25,540	22,922	25,130	23,635
Other feedstocks and blendstocks	3,067	607	2,653	1,457
Total refinery throughput (bpd) (3)	28,607	23,529	27,783	25,092
Total sales volume (bpd) (2)	34,429	36,353	34,300	34,759
Per barrel of throughput:
Refinery gross margin (4) (6)	$16.56	$14.43	$16.55	$18.94
Direct operating expenses (5)	7.90	11.24	8.40	10.13

(1)
Refining net sales for the three and twelve months ended December 31, 2014, includes $325.8 million and $1,489.6 million, respectively, representing a period average of 47,751 bpd and 44,124 bpd, respectively, in crude oil sales to third parties without comparable activity in either period in 2013. The majority of the crude oil sales resulted from the purchase of barrels in excess of what was required for production purposes in the El Paso and Gallup refineries.

(2)
Sales volume includes sales of refined products sourced primarily from our refinery production as well as refined products purchased from third parties. We purchase additional refined products from third parties to supplement supply to our customers. These products are similar to the products that we currently manufacture and represented 9.84% and 14.44% of our total consolidated sales volumes for the years ended December 31, 2014 and 2013, respectively. The majority of the purchased refined products are distributed through our wholesale refined product sales activities in the Mid-Atlantic region where we satisfy our refined product customer sales requirements through a third-party supply agreement.

(3)	Total refinery throughput includes crude oil, other feedstocks and blendstocks.

(4)
Refinery gross margin is a per barrel measurement calculated by dividing the difference between net sales and cost of products sold by our refineries’ total throughput volumes for the respective periods presented. Net realized and net non-cash unrealized economic hedging gains and losses included in the combined refining segment gross margin are not allocated to the individual refineries. Cost of products sold does not include any depreciation or amortization. Refinery gross margin is a non-GAAP performance measure that we believe is important to investors in evaluating our refinery performance as a general indication of the amount above our cost of products that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of products sold) can be reconciled directly to our statement of operations. Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.

The following table reconciles combined gross profit for our refineries to combined gross margin for our refineries for the periods presented:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$1,762,323	$1,919,619	$8,496,576	$7,693,829
Cost of products sold (exclusive of depreciation and amortization)	1,440,144	1,804,050	7,188,928	6,656,778
Depreciation and amortization	21,581	20,371	81,726	85,712
Gross profit	300,598	95,198	1,225,922	951,339
Plus depreciation and amortization	21,581	20,371	81,726	85,712
Refinery gross margin	$322,179	$115,569	$1,307,648	$1,037,051
Refinery gross margin per refinery throughput barrel	$22.13	$7.99	$23.11	$18.89
Gross profit per refinery throughput barrel	$20.65	$6.58	$21.67	$17.33

(5)
Refinery direct operating expenses per throughput barrel is calculated by dividing direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

(6)
Cost of products sold for the combined refining segment includes the net realized and net non-cash unrealized hedging activity shown in the table below. The hedging gains and losses are also included in the combined gross profit and refinery gross margin but are not included in those measures for the individual refineries.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands)
Realized hedging gain, net	$41,538	$15,465	$82,937	$17,714
Unrealized hedging gain (loss), net	61,977	(100,611)	197,223	(16,898)
Total hedging gain (loss), net	$103,515	$(85,146)	$280,160	$816

NTI
The following table sets forth the summary operating results for Northern Tier Energy, LP ("NTI"). The selected historical financial data for the 2013 period presented below represents the financial results from the period beginning November 12, 2013 through the year ended December 31, 2014.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands, except per barrel data)
Statement of Operations Data:
Net sales	$953,925	$686,824	$5,159,657	$686,824
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	807,601	591,942	4,439,512	591,942
Direct operating expenses (exclusive of depreciation and amortization)	88,507	35,123	298,104	35,123
Selling, general and administrative expenses	19,599	11,651	91,482	11,651
Affiliate severance costs	—	—	12,878	—
Loss (gain) on disposal of assets, net	9	10	(92)	10
Depreciation and amortization	19,715	10,740	76,544	10,740
Total operating costs and expenses	935,431	649,466	4,918,428	649,466
Operating income	18,494	37,358	241,229	37,358
Other income (expense):
Interest income	117	42	389	42
Interest expense and other financing costs	(6,783)	(4,883)	(23,358)	(4,883)
Other, net	2,329	1,679	2,520	1,679
Income before income taxes	$14,157	$34,196	$220,780	$34,196
Key Operating Statistics:
Total sales volume (bpd)	100,285	84,028	98,016	84,028
Total refinery production (bpd)	92,422	82,758	93,838	82,758
Total refinery throughput (bpd) (2)	91,964	82,261	93,525	82,261
Per barrel of throughput:
Refinery gross margin (1) (3)	$11.54	$18.06	$15.91	$18.06
Direct operating expenses (4)	5.91	5.05	4.77	5.05

Retail fuel gallons sold (in thousands)	77,324	40,031	306,777	40,031
Retail fuel margin per gallon (5)	$0.28	$0.17	$0.22	$0.17
Merchandise sales	85,055	27,958	349,145	27,958
Merchandise margin (6)	25.8%	25.0%	25.9%	25.0%
Company-operated retail outlets at period end			165	164
Franchised retail outlets at period end			89	75

(1)
Cost of products sold for NTI includes the net realized and net non-cash unrealized hedging activity shown in the table below. The hedging gains and losses are also included in the combined gross profit and refinery gross margin.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands)
Realized hedging loss (gain), net	$9,520	$(1,846)	$12,394	$(1,846)
Unrealized hedging loss, net	(3,925)	—	(2,800)	—
Total hedging loss (gain), net	$5,595	$(1,846)	$9,594	$(1,846)

(2)	Total refinery throughput includes crude oil, other feedstocks and blendstocks.

(3)
Refinery gross margin is a per barrel measurement calculated by dividing the difference between net sales and cost of products sold by our refinery's total throughput volumes for the respective period presented. The net realized and net non‑cash unrealized economic hedging losses included in NTI's gross margin are not allocated to the refinery. Cost of products sold does not include any depreciation or amortization. Refinery gross margin is a non-GAAP performance measure that we believe is important to investors in evaluating our refinery performance as a general indication of the amount above our cost of products that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of products sold) can be reconciled directly to our statement of operations. Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.

The following table reconciles gross profit for the St. Paul Park refinery to gross margin for the St. Paul Park refinery for the period presented:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$941,990	$633,201	$5,097,634	$633,201
Cost of products sold (exclusive of depreciation and amortization)	844,390	557,453	4,554,658	557,453
Depreciation and amortization	17,160	9,485	67,538	9,485
Gross profit	80,440	66,263	475,438	66,263
Plus depreciation and amortization	17,160	9,485	67,538	9,485
Refinery gross margin	$97,600	$75,748	$542,976	$75,748
Refinery gross margin per refinery throughput barrel	$11.54	$18.06	$15.91	$18.06
Gross profit per refinery throughput barrel	$9.51	$15.79	$13.93	$15.79

(4)
NTI's direct operating expenses per throughput barrel is calculated by dividing direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

(5)
Retail fuel margin per gallon is a measurement calculated by dividing the difference between retail fuel sales and retail fuel cost of products sold by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the retail industry to measure operating results related to retail fuel sales.

(6)
Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the retail industry to measure operating results related to merchandise sales.

WNRL
The following table sets forth the summary operating results for WNRL. The WNRL financial and operational data presented include the historical results of all assets acquired from Western in the Wholesale Acquisition. This acquisition from Western was a transfer of assets between entities under common control. Accordingly, the financial information of WNRL contained herein has been retrospectively adjusted to include the historical operating results and book values of assets acquired from Western prior to the effective date of the Wholesale Acquisition for all periods presented. The WNRL financial data is derived from the combined financial results of the WNRL predecessor (the “WNRL Predecessor”, WNRL’s predecessor as defined for accounting purposes), and the combined consolidated financial results of WNRL for the period beginning October 16, 2013, the date WNRL commenced operations. The WNRL Predecessor includes the financial results of the initial net assets acquired from Western during the initial public offering through October 15, 2013 and the net assets of WRW acquired on October 15, 2014.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands)
Net sales, net of excise taxes (including intersegment sales)	$751,222	$833,558	$3,501,888	$3,407,128
Operating costs and expenses:
Cost of products sold, net of excise taxes (exclusive of depreciation and amortization)	683,134	781,299	3,244,919	3,279,717
Direct operating expenses (exclusive of depreciation and amortization)	34,628	33,255	142,398	135,307
Selling, general and administrative expenses	5,264	4,476	22,540	17,661
Loss on disposal of assets, net	173	—	157	—
Depreciation and amortization	4,473	4,015	17,372	15,970
Total operating costs and expenses	727,672	823,045	3,427,386	3,448,655
Operating income (loss)	23,550	10,513	74,502	(41,527)
Other income (expense):
Interest income	4	—	4	7
Interest expense and other financing costs	(1,154)	(194)	(1,851)	(213)
Amortization of loan fees	(132)	(109)	(523)	(109)
Other, net	12	41	120	143
Income (loss) before income taxes	$22,280	$10,251	$72,252	$(41,699)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands, except per gallon/barrel data)
Pipeline and gathering (bpd):
Mainline movements:
Permian/Delaware Basin system	31,447	10,519	24,644	3,258
Four Corners system (1)	34,525	36,933	37,485	38,091
Gathering (truck offloading):
Permian/Delaware Basin system	24,050	16,996	24,166	10,169
Four Corners system	12,627	11,695	11,550	8,814
Terminalling, transportation and storage (bpd):
Shipments into and out of storage (includes asphalt)	387,633	383,017	381,371	367,208
Wholesale:
Fuel gallons sold	297,020	268,411	1,147,860	1,073,538
Fuel gallons sold to retail (included in fuel gallons sold, above)	73,395	63,444	268,148	254,907
Fuel margin per gallon (2)	$0.024	$0.028	$0.022	$0.026
Lubricant gallons sold	2,919	2,854	12,082	11,793
Lubricant margin per gallon (3)	$0.83	$0.96	$0.86	$0.89
Crude oil trucking volume (bpd)	41,369	17,778	36,314	12,603
Average crude oil revenue per barrel	$2.79	$2.14	$2.90	$2.24

(1)
Some barrels of crude oil movements to Western’s Gallup refinery are transported on more than one of our mainlines. Mainline movements for the Four Corners system include each barrel transported on each mainline.

(2)
Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales and cost of fuel sales by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the petroleum products wholesale industry to measure operating results related to fuel sales.

(3)
Lubricant margin is a measurement calculated by dividing the difference between lubricant sales and lubricant cost of products sold by lubricant sales. Lubricant margin is a measure frequently used in the petroleum products wholesale industry to measure operating results related to lubricant sales.

Retail

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands, except per gallon data)
Statement of Operations Data:
Net sales (including intersegment sales)	$303,514	$307,732	$1,395,903	$1,402,564
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	259,749	271,828	1,233,632	1,254,212
Direct operating expenses (exclusive of depreciation and amortization)	29,353	28,339	118,468	111,320
Selling, general and administrative expenses	3,499	2,768	11,461	9,796
Gain on disposal of assets, net	(14)	—	(154)	—
Depreciation and amortization	2,912	3,001	11,733	12,382
Total operating costs and expenses	295,499	305,936	1,375,140	1,387,710
Operating income	$8,015	$1,796	$20,763	$14,854
Key Operating Statistics:
Retail fuel gallons sold	77,649	75,076	309,884	302,759
Average retail fuel sales price per gallon, net of excise taxes	$2.86	$3.24	$3.31	$3.41
Average retail fuel cost per gallon, net of excise taxes	2.61	3.06	3.11	3.23
Retail fuel margin per gallon (1)	0.24	0.18	0.20	0.18
Merchandise sales	$66,993	$61,745	$266,677	$253,096
Merchandise margin (2)	28.8%	28.9%	28.8%	28.8%
Operating retail outlets at period end			230	228
Cardlock gallons sold	16,185	16,775	67,420	67,803
Cardlock margin per gallon	$0.184	$0.137	$0.178	$0.153
Operating cardlocks at period end			50	53

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands, except per gallon data)
Net Sales
Retail fuel sales, net of excise taxes	$191,109	$213,626	$903,948	$914,463
Merchandise sales	66,993	61,745	266,677	253,096
Cardlock sales	42,959	54,817	214,714	225,466
Other sales	2,453	(22,456)	10,564	9,539
Net sales	$303,514	$307,732	$1,395,903	$1,402,564
Cost of Products Sold
Retail fuel cost of products sold, net of excise taxes	$172,169	$200,203	$840,811	$858,574
Merchandise cost of products sold	47,722	43,887	189,957	180,284
Cardlock cost of products sold	39,833	52,508	202,489	215,082
Other cost of products sold	25	(24,770)	375	272
Cost of products sold	$259,749	$271,828	$1,233,632	$1,254,212
Retail fuel margin per gallon (1)	$0.24	$0.18	$0.20	$0.18

(1)
Retail fuel margin per gallon is a measurement calculated by dividing the difference between retail fuel sales and cost of retail fuel sales for our retail segment by the number of gallons sold. Retail fuel margin per gallon is a measure frequently used in the convenience store industry to measure operating results related to retail fuel sales.

(2)
Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the convenience store industry to measure operating results related to merchandise sales.

Reconciliation of Special Items
We present certain additional financial measures below that are non-GAAP measures within the meaning of Regulation G under the Securities Exchange Act of 1934.
We present these non-GAAP measures to provide investors with additional information to analyze our performance from period to period. We believe it is useful for investors to understand our financial performance excluding these special items so that investors can see the operating trends underlying our business. Investors should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP. These non-GAAP measures reflect subjective determinations by management and may differ from similarly titled non-GAAP measures presented by other companies.

	Three Months Ended
	December 31,
	2014	2013
	(In thousands, except per share data)
Reported diluted earnings (loss) per share	$1.33	$(0.09)
Earnings before income taxes	$213,736	$10,220
Loss on disposal of assets, net	7,591	2,035
Unrealized loss (gain) from commodity hedging transactions	(58,052)	100,611
Net change in lower of cost or market inventory reserve (1)	78,554	—
Loss on extinguishment of debt	—	1
Earnings before income taxes excluding special items	241,829	112,867
Recomputed income taxes after special items (2)	(61,795)	(31,972)
Net income excluding special items	180,034	80,895
Net income attributed to non-controlling interest	63,253	23,560
Net income attributable to Western after special items	$116,781	$57,335
Diluted earnings per share excluding special items	$1.19	$0.60

(1)	The net change in the lower of cost or market inventory reserve includes $73.7 million related to NTI's inventory.

(2)	We recompute income taxes after deducting earnings attributed to non-controlling interest.